As filed with the Securities and Exchange Commission on September 30, 2025

Registration No. 333-290520

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

(Amendment No. 1)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BEYOND AIR, INC.
(Exact name of registrant as specified in its charter)

Delaware	47-3812456
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(516) 665-8200

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Steven Lisi

Chairman and Chief Executive Officer

Beyond Air, Inc.

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(516) 665-8200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications to:

Gregory Sichenzia, Esq. Avital Perlman, Esq. Sichenzia Ross Ference Carmel LLP 1185 Avenue of the Americas New York, NY 10036 (212) 930-9700	Adam Newman General Counsel Beyond Air, Inc. 900 Stewart Avenue, Suite 301 Garden City, NY 11530 (516) 665-8200

Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

We are filing this Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-290520) solely to amend Item 16 of Part II to file the opinion of Sichenzia Ross Ference Carmel as Exhibit 5.1 and the accompanying consent as Exhibit 23.3. This Amendment does not modify any other provision of the Registration Statement contained in Part I, or Part II.

Item 16. Exhibits.

1.1	At-The-Market Equity Offering Sales Agreement, dated as of February 14, 2025, filed as Exhibit 1.1 to our Current Report on Form 8-K, filed with the SEC on February 14, 2025 and incorporated herein by reference.

2.1	Agreement and Plan of Merger and Reorganization, dated as of December 29, 2016, by and among AIT Therapeutics, Inc. and Advanced Inhalation Therapies Ltd., filed as Exhibit 2.1 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated as of January 12, 2017, by and among AIT Therapeutics, Inc. and Advanced Inhalation Therapies Ltd., filed as Exhibit 2.2 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

2.3	Merger Completion Certificate, dated as of December 29, 2016, by and among Red Maple Ltd. And Advance Inhalation (AIT) Ltd., filed as Exhibit 2.3 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

3.1	Amended and Restated Certificate of Incorporation of AIT Therapeutics, Inc., dated as of January 9, 2017, filed as Exhibit 3.1 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

3.2	Amended and Restated Bylaws of AIT Therapeutics, Inc. filed as Exhibit 3.2 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated as of June 25, 2019, filed as Exhibit 3.3 to our Annual Report on Form 10-K filed with the SEC on June 28, 2019 and incorporated herein by reference.

3.4	Second Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Beyond Air, Inc., dated November 22, 2024, filed as Exhibit 3.1 to our Current Report on Form 8-K, as filed with the SEC on November 26, 2024 and incorporated herein by reference.

3.5	Third Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Beyond Air, Inc., dated July 9, 2025, filed as Exhibit 3.1 to our Current Report on Form 8-K, as filed with the SEC on July 10, 2025 and incorporated herein by reference

4.1	Form of Common Stock Certificate, filed as Exhibit 4.1 to our Current Report on Form 8-K, as filed with the SEC on March 15, 2017 and incorporated herein by reference.

4.2	Description of the Company’s Securities Registered under Section 12 of the Securities Exchange Act of 1934, as amended, filed as Exhibit 4.7 to our Annual Report on Form 10-K, as filed with the SEC on June 23, 2020 and incorporated herein by reference.

4.6	Warrant to Purchase Common Stock, by and between Beyond Air, Inc. and Avenue Venture Opportunities Fund, L.P., dated as of June 15, 2023, filed as Exhibit 4.1 to our Current Report on Form 8-K, as filed with the SEC on June 20, 2023, and incorporated herein by reference.

4.7	Warrant to Purchase Common Stock, by and between Beyond Air, Inc. and Avenue Venture Opportunities Fund II, L.P., dated as of June 15, 2023, filed as Exhibit 4.2 to our Current Report on Form 8-K, as filed with the SEC on June 20, 2023, and incorporated herein by reference.

4.8	Form of Common Stock Purchase Warrant, by and between Beyond Air, Inc. and the Holders party thereto, filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on March 22, 2024 and incorporated herein by reference.

4.9	Warrant to Purchase Common Stock, by and between Beyond Air, Inc. and Avenue Venture Opportunities Fund, L.P., dated as of June 21, 2024, filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on June 27, 2024

4.10	Warrant to Purchase Common Stock, by and between Beyond Air, Inc. and Avenue Venture Opportunities Fund II, L.P., dated as of June 21, 2024, filed as Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on June 27, 2024.

4.11	Form of Pre-funded Warrant, by and between Beyond Air, Inc. and the purchasers, filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on September 27, 2024 and incorporated herein by reference

4.12	Form of Common Warrant, by and between Beyond Air, Inc. and the purchasers, filed as Exhibit 4.2 to our Current Report on Form 8-K, filed with the SEC on September 27, 2024 and incorporated herein by reference.

4.13	Form of Common Stock Purchase Warrant filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on November 6, 2024, and incorporated herein by reference.

4.14	Form of New Warrant filed as Exhibit 4.1 to our Current Report on Form 8-K, filed with the SEC on September 9, 2025, and incorporated herein by reference.

5.1**	Opinion of Sichenzia Ross Ference Carmel LLP

10.1	Amended and Restated Agreement for the Transfer and Assumption of Obligations Under the Securities Purchase and Registration Rights Agreements, dated as of January 12, 2017, by and among AIT Therapeutics, Inc. and Advanced Inhalation Therapies Ltd., filed as Exhibit 10.1 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

10.3	License Agreement, dated as of November 1, 2011, by and between Advanced Inhalation Therapies Ltd. and The UBC, filed as Exhibit 10.10 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

10.4	Non-Exclusive Patent License Agreement, dated as of October 22, 2013, by and between Advanced Inhalation Therapies Ltd. And SensorMedics Corporation, filed as Exhibit 10.9 to our Current Report on Form 8-K. as filed with the SEC on January 20, 2017 Registration Statement on Form S-1(File No. 333-216287), and incorporated herein by reference.

10.5	Option Agreement, dated as of August 31, 2015, by and between Advanced Inhalation Therapies Ltd. And Pulmonox Technologies Corporation, filed as Exhibit 10.13 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

10.6	Tenth Amendment to Option Agreement, dated as of December 31, 2016, by and between Advanced Inhalation Therapies Ltd. And Pulmonox Technologies Corporation, filed as Exhibit 10.14 to our Current Report on Form 8-K, as amended and filed with the SEC on March 15, 2017 and incorporated herein by reference.

10.7+	Executive Employment Agreement, dated as of June 30, 2018, by and between AIT Therapeutics Inc. and Steven Lisi, filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q, as filed with the SEC on August 10, 2021 and incorporated herein by reference.

10.15*	License, Development and Commercialization Agreement, dated January 23, 2019, by and between AIT Therapeutics, Inc. and Circassia Limited, filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q on February 14, 2019 and incorporated herein by reference.

10.16	Settlement Agreement and Release, dated May 26, 2021, by and between Beyond Air, Inc. and Circassia Limited, filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q, as filed with the SEC on August 10, 2021 and incorporated herein by reference.

10.23*	Supply Agreement, dated as of August 6, 2020, by and between Beyond Air, Inc. and Spartronics Watertown, LLC, filed as Exhibit 10.1 to our Current Report on Form 8-K, as filed with the SEC on August 12, 2020 and incorporated herein by reference.

10.24*	Manufacture and Supply Agreement, dated as of July 30, 2020, by and between Beyond Air, Inc. and Medisize Ireland Limited, filed as Exhibit 10.1 to our Current Report on Form 8-K, as filed with the SEC on August 18, 2020 and incorporated herein by reference.

10.26+	Beyond Air, Inc. 2021 Employee Stock Purchase Plan, filed as Exhibit 10.2 to our Current Report on Form 8-K, as filed with the SEC on March 9, 2021 and incorporated herein by reference.

10.27+	Employment Agreement, dated as of April 24, 2020, by and between Beyond Air, Inc. and Michael Gaul, filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on July 5, 2022 and incorporated herein by reference.

10.32	Form of Placement Agency Agreement, dated March 20, 2024, by and among Beyond Air, Inc. and Roth Capital Partners, LLC and Laidlaw & Company (UK) Ltd., filed as Exhibit 1.1 to our Current Report on Form 8-K, as filed with the SEC on March 22, 2024, and incorporated herein by reference.

10.33	Form of Securities Purchase Agreement dated March 20, 2024, by and among Beyond Air, Inc and the Purchasers, filed as Exhibit 10.1 to our Current Report on Form 8-K, as filed with the SEC on March 22, 2024 and incorporated herein by reference.

10.34	First Amendment to Loan Documents, by and among Beyond Air, Inc., Beyond Air Ltd., Avenue Capital Management II, L.P., as Agent, and the Lenders party thereto, dated as of June 21, 2024, filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 27, 2024.

10.35	Form of Securities Purchase Agreement dated September 26, 2024, by and between Beyond Air, Inc. and the purchasers, filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on September 27, 2024 and incorporated herein by reference.

10.36	Form of Registration Rights Agreement dated September 26, 2024, by and between Beyond Air, Inc. and the purchasers dated September 27, 2024, filed as Exhibit 10.2 to our Current Report on Form 8-K, filed with the SEC on September 27, 2024 and incorporated herein by reference.

10.37	Engagement Letter dated August 16, 2024, by and among Beyond Air, Inc., BTIG, LLC, Laidlaw & Company (UK) LTD, Arcadia Securities, LLC, and Jones Trading Institutional Services LLC, filed as Exhibit 10.3 to our Current Report on Form 8-K, filed with the SEC on September 27, 2024 and incorporated herein by reference.

10.38	Beyond Air, Inc. Seventh Amended and Restated 2013 Equity Incentive Plan, filed as Appendix A to the Proxy Statement for Beyond Air, Inc.’s 2025 Annual Meeting of Stockholders, filed with the SEC on October 31, 2024 and incorporated herein by reference.

10.39	Loan and Security Agreement, dated November 1, 2024, by and between Beyond Air, Inc. and BCR8V LLC, filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on November 6, 2024 and incorporated herein by reference.

10.40	Form of Inducement Letter filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on September 9, 2025, and incorporated herein by reference.

21.1	List of subsidiaries of Beyond Air, Inc., filed as Exhibit 21.1 to our Annual Report on Form 10-K, filed with the SEC on June 20, 2025 and incorporated herein by reference.

23.1#	Consent of WithumSmith+Brown LLP

23.2#	Consent of Marcum LLP

23.3**	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.1).

97+	Beyond Air, Inc. Incentive Compensation Recovery Policy, effective October 2, 2023, filed as Exhibit 97 to our Annual Report on Form 10-K, as filed with the SEC on June 24, 2024, and incorporated herein by reference

101.INS	Inline XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

107#	Filing Fee

+ Management contract or compensation plan arrangement

* Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that the omitted information is not material and is the type that registrant treats as private or confidential.

** Filed herewith

*** Furnished herewith.

# Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Beyond Air, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Garden City, New York on this 30th day of September, 2025.

CALIDI BIOTHERAPEUTICS, INC.

By:	/s/ Steven Lisi
Name:	Steven Lisi
Title:	Chairman and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Steven Lisi and Adam Newman, as his or her true and lawful attorney-in-fact and agent, with the full power of substitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any and all amendments to this registration statement (including post-effective amendments), and any other registration statements for the same offering pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven Lisi	Chairman and Chief Executive Officer	September 30, 2025
Steven Lisi	(Principal Executive Officer)

/s/ Douglas Larson	Chief Financial Officer (Principal Financial	September 30, 2025
Douglas Larson	Officer and Principal Accounting Officer)

/s/ Erick Lucera	Director	September 30, 2025
Erick Lucera

/s/ Yoori Lee	Director	September 30, 2025
Yoori Lee

/s/ William Forbes	Director	September 30, 2025
William Forbes

/s/ Robert Carey	Director	September 30, 2025
Robert Carey

/s/ Robert Goodman	Director	September 30, 2025
Robert Goodman